SEE REVERSE FOR IMPORTANT NOTICE REGARDING OWNERSHIP AND
TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION

INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

CUSIP

THIS CERTIFIES THAT

SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE CLASS A ORDINARY SHARES OF

REE AUTOMOTIVE

transferable on the books of the Company in person or by attorney upon surrender of this certificate duly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Association of the Company, as now or as hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile signatures of the Company's duly authorized officers.

0000001

CHEIF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(New York, N.Y.)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
TTEE - trustee under Agreement dated __________

UNIF GIFT MIN ACT________Custodian___________
(Cust) (Minor)
under Uniform Gifts to Minors
Act________________
(State)

Additional abbreviations may also be used though not in the above list.

For value received,__________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER INDENTIFYING NUMBER OF ASSIGNEE

____

____

____

____ Class A Ordinary Shares represented by this certificate and do hereby irrevocably constitutes and appoint____

____,
Attorney, to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.

DATED______________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatsover.

SIGNATURE GUARANTEED:

THE SINGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.